UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

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Premier Exhibitions, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 842-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 24, 2014, Premier Exhibitions, Inc. (the “Company”), entered into a First Amendment to Lease (the “Lease Amendment”) with 417 Fifth Ave Real Estate LLC (the “Landlord”) to modify its lease of an exhibition space at 417 5th Avenue in New York City. The leased space is on the first and second floors of a building located in the borough of Manhattan in New York City and consists of 51,232 rentable square feet of exhibition and retail space.

Pursuant to the Lease Amendment, the Company will complete the “Initial Work” as more fully defined in the Lease to generally include the build out of the space for the Company’s exhibitions. The original Lease provided that the Landlord would manage construction of the space and would deliver the premises ready for the installation of the Company’s exhibitions.

The Lease Amendment also requires that the Company currently deposit with the Landlord an initial capital funding contribution equal to the difference between the estimated cost of the Initial Work and the amount funded by the Landlord pursuant to the Lease and amortized as additional rent. The Landlord will release the funds to pay for the Initial Work following submission of funding requests by the Company.

The Lease Amendment further includes a waiver by Landlord and Company of certain delays which occurred prior to the date of the Lease Amendment, and sets the Commencement Date and Rent Commencement Date of the Lease.

This summary does not purport to be complete and is qualified by reference to the full text of the Lease Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information included under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Lease between Premier Exhibitions, Inc. and 417 Fifth Ave Real Estate, LLC, dated November 24, 2014. ***

*** Confidential treatment requested for selected provisions therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:   /s/ Michael J. Little

Michael J. Little

Interim Chief Executive Officer

Chief Financial Officer and Chief Operating Officer

Date: December 1, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Lease between Premier Exhibitions, Inc. and 417 Fifth Ave Real Estate, LLC, dated November 24, 2014. ***

*** Confidential treatment requested for selected provisions therein.